                             SEPARATE ACCOUNT SEVEN
                        HARTFORD LIFE INSURANCE COMPANY

   SUPPLEMENT DATED NOVEMBER 22, 2006 TO THE PROSPECTUS DATED AUGUST 14, 2006

 Hartford Leaders (Series II/IIR/III)           File No. 333-101932
 Wells Fargo Leaders (Series I/IR/II)           File No. 333-101932
 Hartford Leaders / Chase (Series I/II)         File No. 333-101932
 Classic Hartford Leaders                       File No. 333-101932
 Hartford Leaders Select                        File No. 333-101932
 Huntington Hartford Leaders                    File No. 333-101932
 Hartford Select Leaders (Series V)             File No. 333-101932
 Hartford Leaders Access (Series II/IIR/III)    File No. 333-101937
 Hartford Leaders Edge (Series II/IIR/III)      File No. 333-101942
 Hartford Leaders Plus (Series II/IIR/III)      File No. 333-101948
 Hartford Leaders Outlook (Series II/IIR/III)   File No. 333-101954
 Nations Outlook Variable Annuity (Series       File No. 333-101954
 II/IIR/III)
 Huntington Hartford Leaders Outlook (Series    File No. 333-101954
 II/IIR/III)
 Classic Hartford Leaders Outlook (Series       File No. 333-101954
 II/IIR/III)
 Wells Fargo Leaders Outlook (Series I/IR/II)   File No. 333-101954
 Hartford Leaders Select Outlook                File No. 333-101954
 Hartford Select Leaders Outlook (Series III)   File No. 333-101954

             SUPPLEMENT DATED NOVEMBER 22, 2006 TO YOUR PROSPECTUS

On November 8, 2006, the SEC issued an Order setting forth the terms of a settlement resolving the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Pursuant to the terms of the Order, The Hartford agreed to pay $55 million which was distributed to funds that participated in The Hartford's directed brokerage program. The costs associated with the settlement had already been accounted for in reserves established by The Hartford.

IN SECTION 5.a., THE FOURTH SENTENCE IN THE SECOND PARAGRAPH UNDER THE HEADING "CAN YOU CANCEL YOUR CONTRACT AFTER YOU PURCHASE IT?" IS DELETED AND REPLACED WITH THE FOLLOWING:

Unless otherwise required by state law, we do not refund any fees or charges deducted during this period.

THE SIXTH PARAGRAPH IN THE SECTION ENTITLED "LEGAL MATTERS" IS DELETED AND REPLACED WITH THE FOLLOWING:

To date, the SEC's and the New York Attorney General's Office's market timing investigations have not resulted in the initiation of any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of these matters or the initiation of any formal action by these regulators is difficult to predict. After giving effect to the settlement of the SEC's directed brokerage investigation, as of September 25, 2006, Hartford Life had a reserve of $83 million, pre-tax, for the market timing matters, none of which was attributed to HLIC. This reserve is an estimate; in view of the uncertainties regarding the outcome of these investigations, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate cost to Hartford Life.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-6058